SCUDDER
                                                                     INVESTMENTS


Taxable Income I
Scudder U.S. Government Securities Fund

Supplement to the currently effective prospectuses

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The following revises "The portfolio managers" section of the prospectuses.

William Chepolis, CFA                  Jan C. Faller, CFA
Managing Director of Deutsche Asset    Managing Director of Deutsche Asset
Management and Lead Portfolio          Management and Portfolio Manager of
Manager of the fund.                   the fund.
 o Joined Deutsche Asset Management     o Joined Deutsche Asset Management in
   in 1998 after 13 years of              1999 and the fund in 2005 after nine
   experience as vice president and       years of experience as investment
   portfolio manager for Norwest          manager for PanAgora Asset
   Bank where he managed the bank's       Management and banking officer for
   fixed income and foreign               Wainwright Bank & Trust Co.
   exchange portfolios.                 o Portfolio manager for Enhanced
 o Senior Mortgage Backed Portfolio       Strategies & Mutual Funds Group:
   Manager: New York.                     New York.
 o Joined the fund in 2002.             o BA, Westmont College; MBA, Amos
 o BIS, University of Minnesota.          Tuck School, Dartmouth College.









               Please Retain This Supplement for Future Reference







September 15, 2005